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                                                                   EXHIBIT 10-16



                               CONSENT MEMORANDUM

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TO:               Michigan Consolidated Gas Company Bank Group

FROM:             JPMorgan Chase Bank, N.A., as Administrative Agent
                  Barclays Bank PLC and Citigroup Global Markets Inc., as Co-Syndication Agents

RE:               Michigan Consolidated Gas Company / March 2005 Financial Covenant Consent

DATE:             May 9, 2005
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                  Reference is hereby made to that certain Amended and Restated
Five-Year Credit Agreement, dated as of October 15, 2004, by and among MICHIGAN CONSOLIDATED GAS COMPANY, as borrower (the "Borrower"), the financial institutions from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA (MAIN OFFICE - CHICAGO)), in its individual capacity as a Lender and in its capacity as contractual representative (the "Administrative Agent") and BARCLAYS BANK PLC and CITIGROUP GLOBAL MARKETS INC., as Co-Syndication Agents (as amended, restated or otherwise modified from time to time, the "Credit Agreement"). Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

                  By this memorandum and at the request of the Borrower, the Administrative Agent is seeking your consent pursuant to Section 8.01 of the Credit Agreement, notwithstanding the limitations set forth in Section 6.01(j)(i) of the Credit Agreement, that the Borrower shall not be required to comply with the provisions of Section 6.01(j)(i) of the Credit Agreement for the twelve-month period ending on March 31, 2005. The consent provided hereunder does not amend, waive or otherwise modify any other provision of the Credit Agreement.

                  Please indicate your consent by filling in your institution's name and signing and dating this Consent Memorandum in the space provided below and return one copy by fax or e-mail to the attention of Michael Harrison at Sidley Austin Brown & Wood LLP, counsel to the Administrative Agent (fax number:
312/853-7036; e-mail: mharrison@sidley.com) before 10:00 a.m. (New York time) on May 10, 2005. Upon receipt of facsimile or electronically delivered acceptances from the Required Lenders, such consent will be effective.

                  Please do not hesitate to contact your respective business contact at the applicable Agent with any questions you may have regarding the foregoing.

Acknowledged and Agreed as of the
___ day of ______________________, 2005

_______________________________________
     [Insert Legal Name of Entity]


By:________________________________
Its:________________________________